Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



               Interest Period July 15, 1996 through August 14, 1996

              Collection Period July 1, 1996 through July 31, 1996




  The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:    /s/Jeff Stewart              Attested:   /s/Ron DiGiacomo

              Jeff Stewart                             Ron DiGiacomo
              Vice President                           Assistant Secretary
              Bank One, Texas, N.A.                    Bank One, Texas, N.A.

                      Banc One Auto Grantor Trust 1996-A
                          Determination Date Statement
              Collection Period July 1, 1996 through July 31, 1996
                         Distribution Date August 15, 1996



A.  ORIGINAL DEAL PARAMETER INPUTS
- -----------------------------------
(A) Total Receivable Balance                                                                                   $537,526,728.62
(B) Total Certificate Balance                                                                                  $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                            95.50%
    (ii)  Original Class A Principal Balance                                                                    513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                      6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                             4.50%
    (ii)  Original Class B Principal Balance                                                                    $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                      6.25%
(E) Servicing Fee Rate (per annum)                                                                                       1.00%
(F) Weighted Average Coupon (WAC)                                                                                      11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                           59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                                                           50.62 months
(I) Number of Receivables                                                                                            41,508.00
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate                                                1.75%
          Balance)
    (ii)  Reserve Fund Initial Deposit                                                                           $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)   On any Distribution Date: The greater of J(iii)(b or c)
                if 1.75% chargeoff and delinquency triggers not hit -
                otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                     1.50%
          (c) Percent of Remaining Certificate Balance                                                                   4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                           9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Receivable Balance                                                                                   $456,370,753.57
(B) Total Certificate Balance                                                                                  $456,370,753.57
(C) Total Certificate Pool Factor                                                                                    0.8490196
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                           $435,835,745.77
    (ii) Class A Certificate Pool Factor                                                                             0.8490196
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                             20,535,007.80
    (ii) Class B Certificate Pool Factor                                                                             0.8490196
(F) Reserve Fund Balance                                                                                         14,063,737.56
(G) Cumulative Net Losses for All Prior Periods                                                                   3,151,940.86
(H) Charge-off Rate for Second Preceding Period                                                                          2.47%
(I) Charge-off Rate for Preceding Period                                                                                 2.80%
(J) Delinquency Percentage for Second Preceding Period                                                                   0.63%
(K) Delinquency Percentage for Preceding Period                                                                          0.76%
(L) Weighted Average Coupon (WAC)                                                                                      11.610%
(M) Weighted Average Remaining Maturity (WAM)                                                                           47.32 months
(N) Number of Receivables                                                                                               37,001

C. INPUTS FROM THE MAINFRAME
- ----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                                  18,814,833.54
    (ii)  Prepayments in Full                                                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                                  0.00
    (iv) Other Refunds Related to Principal                                                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                    4,605,147.35
    (ii)  Repurchased Loan Proceeds Related to Interest                                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                                       11.60%
(D) Weighted Average Remaining Maturity (WAM)                                                                          46.47 months
(E) Remaining Number of Receivables                                                                                     36,808


(F) Delinquent Receivables                                                           Dollar Amount                    #  Units
                                                                                     -------------                    --------
    (i)  30-59 Days Delinquent                                                          8,372,560        1.92%             701
    (ii)  60-89 Days Delinquent                                                         2,652,399        0.81%             212
    (iii) 90 Days or More Delinquent                                                    1,017,610        0.24%              88

D. INPUTS DERIVED FROM OTHER SOURCES
- ------------------------------------
(A) Reserve Fund Investment Income                                                                                   62,935.23
(B) Collection Account Investment Income                                                                             18,176.68
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                   1,240,738.53
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                                    1,196,277.16
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                                  44,461.37
    (ii)  Liquidation Proceeds Related to Interest                                                                      252.11
    (iii) Recoveries from Prior Month Charge Offs                                                                   138,907.48


E. COLLECTIONS
- --------------
Interest Collections:
(A) Interest Payments Received                                                                                    4,605,147.35
(B) Liquidation Proceeds Related to Interest                                                                            252.11
(C) Repurchased Loan Proceeds                                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                                         138,907.48
                                                                                                               ---------------
(E) Interest Collections                                                                                          4,744,306.94

Principal Collections:
(F) Principal Payments Received                                                                                 $18,814,833.54
(G) Liquidation Proceeds Related to Principal                                                                        44,461.37
(H) Other Refunds Related to Principal                                                                                    0.00
                                                                                                               ---------------
(I) Principal Collections                                                                                        18,859,294.91

(J) Total Collections                                                                                           $23,603,601.85


F. DISTRIBUTABLE AMOUNTS
- ------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                            $380,308.96
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                   0.00
                                                                                                               ---------------
    (iii)  Total Servicing Fee                                                                                     $380,308.96

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                               $2,215,498.37
    (ii)  Class A prior period Interest Carryover Shortfall                                                               0.00
                                                                                                               ---------------
    (iii)  Class A Interest Distribution                                                                         $2,215,498.37
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                                 $106,953.17
    (ii)  Class B prior period Interest Carryover Shortfall                                                               0.00
                                                                                                               ---------------
    (iii)  Class B Interest Distribution                                                                           $106,953.17

(D) Total Certificate Interest Distribution                                                                      $2,322,451.54
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                             $2,702,760.50


F. DISTRIBUTABLE AMOUNTS
- ------------------------
Principal:
(F) Principal Collections                                                                                       $18,859,294.91
(G) Realized Losses                                                                                               1,196,277.16
                                                                                                               ---------------
(H) Total Monthly Principal                                                                                     $20,055,572.07

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                              19,153,144.98
    (ii)  Class A prior period Principal Carryover Shortfall                                                              0.00
                                                                                                               ---------------
    (iii)  Class A Principal Distribution                                                                        19,153,144.98
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                 902,427.09
    (ii)  Class B prior period Principal Carryover Shortfall                                                              0.00
                                                                                                               ---------------
    (iii)  Class B Principal Distribution                                                                           902,427.09

(K) Total Principal Distribution                                                                                 20,055,572.07

(L)  Total Interest and Principal Distribution Amounts                                                           22,758,332.57
     plus Servicing Fee

G. DISTRIBUTIONS
- ----------------
(A)  Total Interest Collections available to be distributed                                                       4,744,306.94
(B)  Class B Percentage of Principal Collections                                                                    848,599.01
(C)  Servicing Fee:
     (i)   Total Servicing Fee                                                                                      380,308.96
     (ii)  Servicing Fee paid                                                                                       380,308.96
                                                                                                               ---------------
     (iii)  Unpaid Servicing Fee                                                                                          0.00
(D)  Total Interest Collections available to be distributed                                                       4,363,997.98
     after Servicing Fee paid

Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                          2,215,498.37
    (ii)   Class A Interest Distribution paid from Interest Collections                                           2,215,498.37
           after Servicing Fee
    (iii)  Total Interest Collections available after Class A                                                     2,148,499.60
           Interest Distribution paid
    (iv)   Class A Interest Distribution remaining to be paid                                                             0.00
    (v)    Class A Interest Distribution paid from Class B Percentage                                                     0.00
           of Principal Collections
    (vi)   Class A Interest  Distribution  remaining  to be paid                                                          0.00
    (vii)  Class A Interest  Distribution  paid from  Reserve  Fund                                                       0.00
    (viii) Class A  Interest Carryover   Shortfall                                                                        0.00
    (ix)   Class A Interest Distribution paid                                                                     2,215,498.37

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                            106,953.17
    (ii)   Class B Interest Distribution paid from Interest Collections                                             106,953.17
           after Class A Interest Distribution
    (iii)  Total Interest Collections available after Class B                                                     2,041,546.44
           Interest Distribution paid
    (iv)   Class B Interest Distribution remaining to be paid                                                             0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class B Interest Carryover Shortfall                                                                            0.00
    (vii)  Class B Interest Distribution paid                                                                       106,953.17

(G)  Total Interest Paid                                                                                          2,322,451.54
(H)  Total Interest and Servicing Fee Paid                                                                        2,702,760.50
(I)  Total Interest Collections available after Servicing Fee and Class                                           2,041,546.44
     A and Class B Interest Distribution paid

Total Collections available to be distributed:
(J)  Total Principal Collections                                                                                 18,859,294.91
(K)  Excess Interest                                                                                              2,041,546.44
(L)  Less: Class B Percentage of Principal Collections used to pay                                                        0.00
     Class A Interest Distribution
(M)  Total Collections available to be distributed as principal                                                  20,900,841.35

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                         19,153,144.98
    (ii)  Class A Principal Distribution paid from total Collections                                             19,153,144.98
          available to be distributed
    (iii) Total Collections available after Class A Principal Distribution                                        1,747,696.36
           paid
    (iv)  Class A  Principal  Distribution  remaining  to be paid                                                         0.00
    (v)   Class A Principal  Distribution  paid from  Reserve  Fund                                                       0.00
    (vi)  Class A  Principal Carryover  Shortfall                                                                         0.00
    (vii) Total  Class A  Principal  Distribution  paid                                                          19,153,144.98

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                            902,427.09
    (ii)  Class B Principal Distribution paid from total Collections                                                902,427.09
          available to be distributed
    (iii) Total Collections available after Class B Principal Distribution                                          845,269.28
          paid
    (iv)  Class B  Principal  Distribution  remaining  to be paid                                                         0.00
    (v)   Class B Principal  Distribution  paid from  Reserve  Fund                                                       0.00
    (vi)  Class B  Principal Carryover  Shortfall                                                                         0.00
    (vii) Total  Class B  Principal  Distribution  paid                                                             902,427.09


(P)  Total Excess Cash to the Reserve Fund                                                                          845,269.28

H. POOL BALANCE AND PORTFOLIO INFORMATION                                       Beginning                              End
- -----------------------------------------                                       of Period                          of Period
(A) Balances and Pool Factors                                                   --------------                  --------------
    (i)    Aggregate Balance of Certificates                                    456,370,753.57                  436,315,181.50
    (ii)   Aggregate Certificate Pool Factor                                         0.8490196                       0.8117088
    (iii)  Class A Principal Balance                                            435,835,745.77                  416,682,600.79
    (iv)   Class A Pool Factor                                                       0.8490196                       0.8117088
    (v)    Class B Principal Balance                                             20,535,007.80                   19,632,580.71
    (vi)   Class B Pool Factor                                                       0.8490196                       0.8117088

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                                 11.61%                          11.60%
    (ii)  Weighted Average Remaining Maturity (WAM)                                      47.32 months                   46.47 months
    (iii) Remaining Number of Receivables                                               37,001                          36,808
    (iv)  Pool Balance                                                         $456,370,753.57                 $436,315,181.50


I. RECONCILIATION OF RESERVE ACCOUNT
- ------------------------------------
(A) Beginning Reserve Account Balance                                                                            14,063,737.56
(B) Less: Draw to pay Class A Interest Distribution                                                                       0.00
(C) Reserve Account Balance after draw                                                                           14,063,737.56
(D) Less: Draw to pay Class B Interest Distribution                                                                       0.00
(E) Reserve Account Balance after draw                                                                           14,063,737.56
(F) Less: Draw to pay Class A Principal Distribution                                                                      0.00
(G) Reserve Account Balance after draw                                                                           14,063,737.56
(H) Less: Draw to pay Class B Principal Distribution                                                                      0.00
(I) Reserve Account Balance after draw                                                                           14,063,737.56
(J) Total excess Collections deposited in the Reserve Fund                                                          845,269.28
                                                                                                               ---------------
(K) Reserve Fund Balance                                                                                         14,909,006.84
(L) Specified Reserve Account Balance                                                                            39,268,366.34
(M) Reserve Account Release to Seller                                                                                     0.00
                                                                                                               ---------------
(N) Ending Reserve Account Balance                                                                               14,909,006.84
                                                                                                               ===============
J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- --------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                 $44,461.37
    (ii)   Liquidation Proceeds Related to Interest                                                                     252.11
    (iii) Recoveries on Previously Liquidated Contracts                                                             138,907.48
(B) Realized Losses for Collection Period                                                                         1,196,277.16
(C) Charge-off Rate for Collection Period (annualized)                                                                   2.84%
(D) Cumulative Net Losses for all Periods                                                                         4,348,218.02
(E) Delinquent Receivables
                                                                                     Dollar Amount                    #  Units
                                                                                     -------------                    --------
    (i)  30-59 Days Delinquent                                                        8,372,560.42       1.92%            701
    (ii)  60-89 Days Delinquent                                                       2,652,399.00       0.61%            212
    (iii) 90 Days or More Delinquent                                                  1,017,609.99       0.24%             88


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
- ----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                                2.47%
    (ii) Preceding Collection Period                                                                                      2.80%
    (iii) Current Collection Period                                                                                       2.84%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                              2.70%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                                0.63%
    (ii) Preceding Collection Period                                                                                      0.76%
    (iii) Current Collection Period                                                                                       0.85%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                              0.75%

(C) Loss and Delinquency Trigger Indicator                                                                        Trigger was hit


L.  STATEMENT TO CERTIFICATEHOLDERS
- -----------------------------------
                                                                                                               Per $1,000 of
(A)  Amount of distribution allocable to principal:                                                            Original Principal
                                                                                      Dollars ($)              Balance
                                                                                      -----------              ------------------

    (i)    Class A Certificates                                                     19,153,144.98              37.3108368
    (ii)   Class B Certificates                                                        902,427.09              37.3108368

                                                                                                               Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)              Balance
                                                                                      -----------              ------------------
    (i)    Class A Certificates                                                      2,215,498.37              4.3158499
    (ii)   Class B Certificates                                                        106,953.17              4.4219773

(C)  Pool Balance as of the close of business on the last day of the               436,315,181.50
     Collection Period                                                             --------------
                                                                                                               Per $1,000 of
                                                                                                               Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect                    Dollars ($)              Balance
     to the related Collection Period                                                 -----------              ------------------
    (i)     Total Servicing Fee                                                        380,308.96
    (ii)    Class A Percentage of the Servicing Fee                                    363,196.45              0.7075164
    (ii)    Class B Percentage of the Servicing Fee                                     17,112.51              0.7075164

                                                                                                               Per $1,000 of
                                                                                                               Original Principal
                                                                                      Dollars ($)              Balance
                                                                                      -----------              ------------------
(E)     (i)  Class A Interest Carryover Shortfall                                            0.00              0.000000
        (ii)  Class A Principal Carryover Shortfall                                          0.00              0.000000
        (iii)  Class B Interest Carryover Shortfall                                          0.00              0.000000
        (iv)  Class B Principal Carryover Shortfall                                          0.00              0.000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                            0.00              0.000000
        (vi)  Class A Principal Carryover Shortfall                                          0.00              0.000000
        (vii)  Class B Interest Carryover Shortfall                                          0.00              0.000000
        (viii)  Class B Principal Carryover Shortfall                                        0.00              0.000000

(F)  Pool factors for each class of certificates, after giving effect to
     all payment allocated to principal                                                                        Pool Factor
                                                                                                               -----------
    (i)    Class A Pool Factor                                                                                 0.8117088
    (ii)   Class B Pool Factor                                                                                 0.8117088

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                         $1,196,277.16
                                                                                   -------------

(H)  Aggregate principal balance of all Receivables which were                     $3,670,008.99
     more than 60 days delinquent as of the close of business
     on the last day of the preceding Collection Period

(I)  Amount on deposit in the Reserve Fund on such Distribution                   $14,909,006.84
     Date, after giving effect to distributions made on such                      --------------
     Distribution Date

(J)  Aggregate outstanding principal balances for each class of
     certificates, after giving effect to all payments allocated to                                            Principal Balance
     principal                                                                                                 -----------------
    (i)    Class A Principal Balance                                                                           416,682,600.79
    (ii)   Class B Principal Balance                                                                            19,632,580.71
(K)  Amount otherwise distributable to the Class B                                          0.00
     Certificateholders that is being distributed to the Class A
     Certificateholders on such Distribution Date

(L)  Aggregate Purchase Amount of Receivables repurchased by                                0.00
     the Seller or purchased by the Servicer with respect to the                    ------------
     Related Collection Period ($)


M. INSTRUCTIONS TO THE TRUSTEE
- ------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                              $380,308.96
     (ii)  Servicing Fees retained by the Seller                                       380,308.96
     (iii) Servicing Fees to be distributed to the Seller on the                     ------------
           Distribution Date (i-ii)                                                                              0.00
                                                                                                       --------------

(B)  Withdraw from the Collection Account and deposit in the Class A Distribution
     Account:
      (i)  for the Class A Interest Distribution                                    $2,215,498.37
      (ii)  for the Class A Principal Distribution                                  19,153,144.98
                                                                                    -------------
      (iii)  Total (i+ii)                                                                              $21,368,643.36
                                                                                                       --------------
(C)  Withdraw from the Collection Account and deposit in the
     Class B Distribution Account:
      (i)  for the Class B Interest Distribution                                      $106,953.17
      (ii) for the Class B Principal Distribution                                      902,427.09
                                                                                     ------------
      (iii)  Total (i+ii)                                                                               $1,009,380.25
                                                                                                        -------------

(D)  Withdraw excess Collections from the Collection Account and                                          $845,269.28
     deposit in the Reserve Fund                                                                          -----------

(E)  Withdraw  from the  Reserve  Fund and  deposit in the Class A  Distribution
     Account:

     (i)  Amount equal to the excess of the Class A Interest                                                    $0.00
          Distribution over the sum of Interest Collections and
          the Class B Percentage of Principal Collections

     (ii) Amount equal to the excess of the Class A Principal                                                    0.00
          Distribution over the portion of Principal Collections                                          -----------
          and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class B Interest
          Distribution

     (iii)  Total                                                                                                             0.00
                                                                                                                         ---------

(F)  Withdraw  from the  Reserve  Fund and  deposit in the Class B  Distribution
     Account:

     (i)    Amount equal to the excess of the Class B Interest
            Distribution over the portion of Interest Collections                                               $0.00
            remaining after the distribution of the Class A Interest
            Distribution

     (ii)   Amount equal to the excess of the Class B Principal                                                  0.00
            and Interest Collections remaining after the distribution of the                              -----------
            Class A Interest Distribution, the Class B Interest Distribution,
            and the Class A Principal Distribution

     (iii)  Total                                                                                                             0.00
                                                                                                                         ---------